Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

("Separate Account")

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2021

Supplement Dated May 26, 2021

On December 2, 2020, Waddell & Reed Financial, Inc. ("WDR"), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex ("the Ivy Funds"), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business ("Macquarie"), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Acquisition”). The Acquisition closed on April 30, 2021 (the "Acquisition Date"). The Ivy Funds are now part of Delaware Funds by Macquarie family and are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Effective as of the Acquisition Date, all references to Ivy Investment Management Company (Adviser) are replaced with Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust. Also, effective as of the Acquisition Date, DMC has added sub-advisers to each Portfolio Company as reflected in the chart below.

Effective July 1, 2021, the Portfolio Company name is changed as reflected in the "New" portion of the chart below.

The names of the Portfolio Companies and the Advisers are changed along with each related reference in your Policy prospectus, and the sub-advisers are added. The changes are reflected in the following chart:

Former Portfolio Company and Adviser / Subadviser(s)	New Portfolio Company and Adviser / Subadviser(s)
Ivy VIP Asset Strategy, Class II, Ivy Investment Management Company	Delaware Ivy VIP Asset Strategy, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited
Ivy VIP Balanced, Class II, Ivy Investment Management Company	Delaware Ivy VIP Balanced, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited
Ivy VIP Energy, Class II, Ivy Investment Management Company	Delaware Ivy VIP Energy, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited
Ivy VIP Global Growth, Class II, Ivy Investment Management Company	Delaware Ivy VIP Global Growth, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited
Ivy VIP High Income, Class II, Ivy Investment Management Company	Delaware Ivy VIP High Income, Class II, Delaware Management Company / Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited

IN 2541 05-21

Former Portfolio Company and Adviser / Subadviser(s)	New Portfolio Company and Adviser / Subadviser(s)
Ivy VIP International Core Equity, Class II, Ivy Investment Management Company	Delaware Ivy VIP International Core Equity, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited
Ivy VIP Mid Cap Growth, Class II, Ivy Investment Management Company	Delaware Ivy VIP Mid Cap Growth, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited
Ivy VIP Science and Technology, Class II, Ivy Investment Management Company	Delaware Ivy VIP Science and Technology, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited
Ivy VIP Small Cap Core, Class II, Ivy Investment Management Company	Delaware Ivy VIP Small Cap Core, Class II, Delaware Management Company / Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited

Any instruction or purchase payment that designates a subaccount investing in a legacy Ivy Fund will be deemed to designate the subaccount investing in the same fund whose name will be updated on July 1, 2021 as noted in the table above. For sixty days following the Acquisition Date, you may transfer assets out of the subaccounts investing in the Delaware Funds, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

The Acquisition does not result in any change in the amount of your policy value, or in the dollar value of your investment in the Separate Account. In addition, the Acquisition does not cause any fees or charges under your policy to be greater, it does not alter your rights or our obligations under the policy, and it does not result in any tax liability to you.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2541 05-21